Exhibit 10.20

AGREEMENT

AGREEMENT, dated  November 16, 2015 (this “Agreement”), by and among ONSTREAM MEDIA CORPORATION (the “Company”), INFINITE CONFERENCING, INC. (“ICI”), ENTERTAINMENT DIGITAL NETWORK, INC. (“EDNI”), AV ACQUISITION, INC. (“AAI”), ONSTREAM CONFERENCING CORPORATION (“OCC”), MEDIA ON DEMAND, INC. (“MOD”), HOTEL VIEW CORPORATION (“HVC”), OSM ACQUISITION INC. (“OSM”) and AUCTION VIDEO JAPAN, INC. (“AVJI”) (the Company, ICI, EDNI, AAI, OCC, MOD, HVC, OSM and AVJI shall be referred to collectively as the “Borrowers”), with headquarters located at 1291 SW 29th Avenue, Pompano Beach, Florida 33069, and SIGMA OPPORTUNITY FUND II, LLC (“Sigma”) and SIGMA CAPITAL ADVISORS, LLC, the managing member of Sigma (“Sigma Advisors” and collectively with Sigma, the “Sigma Parties”), with headquarters located at 800 Third Avenue, Suite 1701, New York, NY  10022.  All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Note (as defined below).

WHEREAS, Borrowers and Sigma are parties to a certain Note Purchase Agreement, dated as of September 21, 2015 (the “Purchase Agreement”), pursuant to which, among other things, Borrowers issued a Second Amended and Restated Senior Subordinated Secured Convertible Note, dated September 21, 2015, in favor of Sigma in the original principal amount of $1,583,000 (the “Note”); and

WHEREAS, Sigma and the Borrowers desire to amend the Note to, among other things, provide how anticipated proceeds from certain Revenue Sales will apply to repayment of the Note by entering into an Amendment and Allonge to the Note (the “Note Amendment”), in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.     Amendment of Note.  Simultaneous with the execution of this Agreement, Sigma and the Borrowers shall each execute and deliver the Note Amendment.

2.     Expenses. The following language in Section 10(k) of the Purchase Agreement

“Notwithstanding any provision to the contrary contained herein, in the event the Note is outstanding (i) on the Maturity Date (as defined in the Note), Borrower shall pay to Sigma Advisors $75,000 in cash, (ii) on November 15, 2015, Borrower shall pay to Sigma Advisors an additional $50,000 in cash, and (iii) on December 15, 2015, Borrower shall pay to Sigma Advisors an additional $50,000 in cash,”

Shall be deleted and replaced with the following:

“Notwithstanding any provision to the contrary contained herein, in the event the Note is outstanding (i) on the Maturity Date (as defined in the Note), Borrower shall pay to Sigma Advisors $75,000 in cash, (ii) on November 16, 2015, Borrower shall pay to Sigma Advisors an additional $25,000 in cash and if on November 24, 2015, at least $1,000,000 of the Note has not been repaid by the previous day, Borrower shall pay to Sigma Advisors an additional $25,000 in cash and (iii) if on December 17, 2015 the Note has not been repaid in full by the previous day, Borrower shall pay to Sigma Advisors an additional $50,000 in cash plus an additional $25,000 in cash if  that amount was not required to be paid on November 24, 2015 per the preceding item (ii),”

3.     Payment Made.  It is hereby acknowledged that the $75,000 payment required by Section 10(k)(i) of the Purchase Agreement has been paid.

4.     Transaction Document.  The parties hereby acknowledge and agree that in connection with the transactions contemplated hereby, this Agreement shall be considered to be a Transaction Document under the Purchase Agreement.  Accordingly, any violation of the terms and provisions of this Agreement shall be an Event of Default under the Note.

5.     Further Assurances.  The parties hereto further agree to perform, from time to time, such other acts and to execute, acknowledge and deliver such other agreements, instruments, certificates and other documents as may be reasonably necessary in order to effectuate the transactions contemplated by this Agreement and the Note Amendment.

6.     Full Force and Effect.   Except as expressly and specifically set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Purchase Agreement, the Note, or any of the other Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the parties to this Agreement may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

7.     Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were an original thereof.

8.     Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of law.

9.     Amendments.  This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

10.   Severability.   The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

11.   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs and respective successors and permitted assignees.

12.   Waiver.  Nothing contained in this Agreement or any of the transactions contemplated hereby shall be deemed to constitute a waiver of any past, present or future Event of Default under the Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

BORROWERS:

ONSTREAM MEDIA CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

INFINITE CONFERENCING, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

ENTERTAINMENT DIGITAL NETWORK, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

AV ACQUISITION, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

ONSTREAM CONFERENCING CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

MEDIA ON DEMAND

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

HOTEL VIEW CORPORATION

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

OSM ACQUISITION INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

AUCTION VIDEO JAPAN, INC.

By: /s/ Randy Selman

      Name: Randy Selman

      Title: President

SIGMA PARTIES:

SIGMA OPPORTUNITY FUND II, LLC

By: SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager

SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager